EXHIBIT A

                            INDEX SERIES OF THE FUND
                            AS OF [OCTOBER 14, 2014]

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INDEX SERIES                                                                          EFFECTIVE DATE
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
     First Trust Developed Markets Ex-US AlphaDEX(R) Fund                               April 8, 2011
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     First Trust Emerging Markets AlphaDEX(R) Fund                                      April 8, 2011
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     First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                 April 8, 2011
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     First Trust Europe AlphaDEX(R) Fund                                                April 8, 2011
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     First Trust Latin America AlphaDEX(R) Fund                                         April 8, 2011
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     First Trust Brazil AlphaDEX(R) Fund                                                April 8, 2011
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     First Trust China AlphaDEX(R) Fund                                                 April 8, 2011
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     First Trust Japan AlphaDEX(R) Fund                                                 April 8, 2011
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     First Trust South Korea AlphaDEX(R) Fund                                           April 8, 2011
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     First Trust Australia AlphaDEX(R) Fund                                           February 10, 2012
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     First Trust Canada AlphaDEX(R) Fund                                              February 10, 2012
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     First Trust Germany AlphaDEX(R) Fund                                             February 10, 2012
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     First Trust Hong Kong AlphaDEX(R) Fund                                           February 10, 2012
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     First Trust Switzerland AlphaDEX(R) Fund                                         February 10, 2012
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     First Trust Taiwan AlphaDEX(R) Fund                                              February 10, 2012
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     First Trust United Kingdom AlphaDEX(R) Fund                                      February 10, 2012
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     First Trust Developed Markets Ex-US Small Cap AlphaDEX(R) Fund                   February 10, 2012
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     First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                          February 10, 2012
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     First Trust Eurozone AlphaDEX(R) ETF
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